Apollo Group, Inc.
News Release

APOLLO GROUP, INC. REPORTS
PRELIMINARY FISCAL 2006 SECOND QUARTER RESULTS

Phoenix, Arizona, February 28, 2006 — Apollo Group, Inc. (Nasdaq:APOL) today provided preliminary results for the second quarter ending February 28, 2006.

Preliminary Results

These anticipated results are preliminary and based on partial information and management assumptions.

•	We expect revenue for the quarter ending February 28, 2006, to be approximately $570 million.

•	Diluted earnings per share are expected to be between $.43 and $.44 for the quarter ending February 28, 2006.

The company will release fiscal second quarter earnings on March 23, 2006.

Business Outlook

We are suspending fiscal 2006 revenue and earnings guidance previously provided.

The company will hold a conference call to discuss these preliminary results at 8:30 a.m. Phoenix time (10:30 a.m. Eastern) on Tuesday, February 28, 2006. The call may be accessed by dialing (877) 292-6888 (domestic) or (706) 634-1393 (international). The conference ID number is 6057706. A live webcast of this event may be accessed by visiting the company website at www.apollogrp.edu. A replay of the call will be available on our website or at (706) 645-9291 (conf. ID #6057706) until March 17, 2006.

Apollo Group, Inc. has been providing higher education programs to working adults for almost 30 years. Apollo Group, Inc., operates through its subsidiaries: The University of Phoenix, Inc., Institute for Professional Development, The College for Financial Planning Institutes Corporation, and Western International University, Inc. The consolidated enrollment in its educational programs makes it the largest private institution of higher education in the United States. It offers educational programs and services at 95 campuses and 153 learning centers in 39 states, Puerto Rico, Alberta, British Columbia, Netherlands, and Mexico.

For more information about Apollo Group, Inc. and its subsidiaries, call (800) 990-APOL or visit Apollo on the company web site at: www.apollogrp.edu.

This press release includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Apollo Group, Inc. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are often characterized by the terms “may,” “believes,” “projects,” “expects,” or “anticipates,” and do not reflect historical facts. Specific forward-looking statements contained in this press release relate, among other matters, to the business outlook of Apollo Group, Inc.

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Forward-looking statements involve risks, uncertainties, and other factors which may cause actual results, performance, or achievements of Apollo Group, Inc. to be materially different from those expressed or implied by such forward-looking statements. Factors that could affect Apollo Group, Inc.’s results and cause them to materially differ from those contained in the forward-looking statements include, without limitation:

• the failure to maintain or renew required regulatory approvals, accreditation, or state authorizations;
• the failure to obtain authorizations from states in which University of Phoenix does not currently provide degree programs;
• the failure to obtain the Higher Learning Commission’s approval for University of Phoenix to operate in new states;
• our ability to continue to attract and retain students;
• our ability to successfully manage economic conditions, including stock market volatility;
• risk factors and cautionary statements made in Apollo Group, Inc.’s Annual Report on Form 10-K for the period ended August 31, 2005; and
• other factors that Apollo Group, Inc. is currently unable to identify or quantify, but may arise or become known in the future.

These forward-looking statements are based on estimates, projections, beliefs, and assumptions of Apollo Group, Inc. and its management and speak only as of the date made and are not guarantees of future performance. Apollo Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. You are advised, however, to consult any further disclosures Apollo Group, Inc. makes in its reports filed with the Securities and Exchange Commission.

Company Contact:
Kenda B. Gonzales, CFO ~ (800) 990-APOL ~ kenda.gonzales@apollogrp.edu
Investor Relations Contact:
Janess Pasinski ~Apollo Group, Inc. ~ (800) 990-APOL, option 6 ~ janess.pasinski@apollogrp.edu
Press Contact:
Ayla Dickey ~ Apollo Group, Inc. ~ (480) 557-2952 ~ ayla.dickey@apollogrp.edu